Ivy Funds

Supplement dated April 30, 2020 to the Ivy Funds Prospectus dated July 31, 2019 as supplemented November 4, 2019, December 31, 2019, January 8, 2020, March 13, 2020, March 19, 2020, April 1, 2020 and April 10, 2020

On February 26, 2020, the Board of Trustees of Ivy Funds (Board) approved changes to the benchmarks for two series of the Ivy Funds. Those changes, which are effective immediately, are as follows:

Fund	Current Benchmark	New Benchmark
Ivy Limited-Term Bond Fund	Bloomberg Barclays 1-5 Year U.S.	Bloomberg Barclays 1-3 Year
	Government/Credit Index	Gov/Credit Index
Ivy Pzena International Value Fund	MSCI EAFE Index	MSCI EAFE Value Index

Ivy Investment Management Company, the Funds' investment adviser, believes that each New Benchmark index is more reflective of the types of securities in which each Fund invests than each respective Current Benchmark index. The 1, 5 and 10 Year (or Life of Class, as applicable) performance information, as applicable, for the New Benchmark indexes as of December 31, 2019, will appear in the next update to the Funds' prospectus, to be dated July 31, 2020. The Current Benchmark indexes will also be shown in the Funds' prospectus for a period of one year for comparison purposes. Please visit www.ivyinvestments.com or call 800.777.6472 for additional information.

Additional sales charge discounts and waivers are being added to certain share classes of the Funds for purchases through specific intermediaries. Therefore, effective immediately, the section of the prospectus titled "Appendix B: Intermediary Sales Charge Discounts and Waivers" is amended as follows:

∙The following replaces the disclosure under the subsection "Purchases Through Merrill Lynch" beginning on page B-1:

PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

∙The following is inserted as a new section at the end of Appendix B, beginning on page B-3:

PURCHASES THROUGH OPPENHEIMER & CO. INC. ("OPCO")

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-Shares purchased by or through a 529 Plan

-Shares purchased through a OPCO affiliated investment advisory program

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-A shareholder in the Fund's Class C shares will have their shares converted at net asset value to

Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-Employees and registered representatives of OPCO or its affiliates and their family members

-Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

-Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-Breakpoints as described in this prospectus

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets